UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2020

Commission File Number: 001-36542
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TerraForm Power, Inc.
(Exact name of registrant as specified in its charter)
 ______________________________________________________________

Delaware				46-4780940
(State or other jurisdiction of incorporation or organization)				(I. R. S. Employer Identification No.)
200 Liberty Street,	14th Floor	New York,	New York	10281
(Address of principal executive offices)				(Zip Code)

646-992-2400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TERP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.01 Completion of Acquisition or Disposition of Assets

On February 11, 2020, TerraForm Power, Inc. (together with its subsidiaries, the “Company”), through a wholly-owned indirect subsidiary, completed the acquisition of an approximately 100 megawatt (“MW”) portfolio of concentrated solar power (“CSP”) plants in Spain (the “Portfolio”) from NextEra Energy Spain Holdings B.V. (the “Seller”) for a total net equity purchase price of €94.1 million (equivalent to $102.6 million at the date of acquisition) plus working capital adjustments. The Portfolio is comprised of two 49.9 MW CSP plants, each with nine hours of storage capacity and is located in Spain, proximate to certain of the Company’s existing CSP assets.  With this acquisition, the Company is purchasing a business with 64 employees. The Portfolio is regulated under the Spanish framework for renewable power, with approximately 19 years of remaining regulatory life. The acquisition was made pursuant to a share purchase agreement, dated November 14, 2019, between the Company and the Seller, which contains customary representations, warranties and covenants.

Item 9.01 Financial Statement and Exhibits.

The Company intends to request that the Securities and Exchange Commission staff grant the Company a waiver from the requirement under Rule 3-05 of Regulation S-X to file financial statements and pro forma financial information with respect to the acquisition of the Portfolio. Accordingly, the Company does not expect to file financial statements or pro forma financial information with respect to the acquisition of the Portfolio.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAFORM POWER, INC.

Date: February 18, 2020	By:	/s/ William Fyfe
	Name:	William Fyfe
	Title:	General Counsel